Exhibit 10.1

SECOND AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of January 31, 2014, by and among AMERICAN TIRE DISTRIBUTORS, INC., a Delaware corporation (“American Tire”); AM-PAC TIRE DIST. INC., a California corporation (“Am-Pac”; together with American Tire, collectively, “U.S. Borrowers” and each individually, a “U.S. Borrower”); TRICAN TIRE DISTRIBUTORS INC. / DISTRIBUTEURS DE PNEUS TRICAN INC., a corporation organized under the laws of Canada (and the entity resulting from the amalgamations of ATD Acquisition Co. V Inc., Triwest Trading (Canada) Ltd. and Trican Tire Distributors Inc., and of Trican Tire Distributors Inc. and Wholesale Tire Distributors Inc.), in its capacity as a Canadian Borrower (“Trican”; together with U.S. Borrowers, collectively, “Borrowers” and each individually, a “Borrower”); AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC., a Delaware corporation (“Holdings”); TIRE WHOLESALERS, INC., a Washington corporation (“Wholesalers”; together with Holdings, collectively, “Guarantors” and each individually, a “Guarantor”; Borrowers and Guarantors, collectively, “Loan Parties” and each individually, a “Loan Party”); BANK OF AMERICA, N.A., as administrative and collateral agent (in such capacities, together with its successors in such capacities, “Agent”) for certain financial institutions (collectively, “Lenders”), and the Lenders signatory hereto.

Recitals:

Loan Parties, Agent, Lenders and the other parties named therein are parties to a certain Sixth Amended and Restated Credit Agreement dated as of November 30, 2012 (as amended by the First Amendment to Sixth Amended and Restated Credit Agreement dated as of March 22, 2013, the “Credit Agreement”), pursuant to which Lenders have agreed to make certain loans and other extensions of credit to Borrowers.

Borrowers have advised Agent and Lenders of the formation of a new, wholly-owned subsidiary of American Tire, ATD Merger Sub II, LLC, a Delaware limited liability company (“ATD Merger Sub”), and the proposed merger of ATD Merger Sub with and into Hercules Tire Holdings LLC, a Delaware limited liability company (“Hercules Holdings”), with Hercules Holdings as the surviving legal entity of such merger, pursuant to an Agreement and Plan of Merger dated on or about the date hereof among ATD Merger Sub, Hercules Holdings, and the equityholders of Hercules Holdings that are party thereto (the “Hercules Merger Agreement”), and after giving effect to such merger (the “Proposed Hercules Merger”), Hercules Holdings shall be immediately merged into American Tire, with The Hercules Tire & Rubber Company, a Connecticut corporation (“Hercules Tire”), as a wholly-owned subsidiary of American Tire.

In connection with the Proposed Hercules Merger, Borrowers desire for Hercules Tire and certain of its subsidiaries to be joined as Loan Parties to the Credit Agreement and the other Loan Documents, with Hercules Tire to be joined as a U.S. Borrower, Hercules Asia Pacific, LLC, a Connecticut limited liability company (“Hercules Pacific”), to be joined as a U.S. Guarantor, and Hercules Tire Company of Canada Inc., a corporation organized under the laws of Canada (“Hercules Canada”) to be joined as a Canadian Borrower, and Borrowers have requested that Agent and the requisite Lenders consent to such Proposed Hercules Merger and acknowledge that such Proposed Hercules Merger will constitute a “Permitted Acquisition” under the Credit Agreement.

Further, in connection with the Proposed Hercules Merger, Borrowers have requested that the Credit Agreement be amended to provide for, among other things, (i) the increase by certain Revolving Lenders of their respective Revolving Commitments resulting in the maximum aggregate amount of all Canadian Revolving Commitments increasing to an aggregate principal amount of $125,000,000 (such

Revolving Lenders whose Revolving Commitments are increasing are collectively referred to here as “Increasing Revolving Lenders” and individually as an “Increasing Revolving Lender”), (ii) (A) the increase by certain U.S. Lenders of their existing Tranche B Commitments (or the provision by certain U.S. Lenders of new Tranche B Commitments) resulting in the maximum aggregate amount of all Tranche B Commitments increasing to an aggregate principal amount of up to $80,000,0000 (such Tranche B Lenders whose Tranche B Commitments are newly provided or increasing are collectively referred to here as “Increasing Tranche B Lenders” and individually as an “Increasing Tranche B Lender”), (B) the extension of the Tranche B Maturity Date to the date that is 36 months after the effective date hereof, and (C) the increase of the inventory advance rate under the Tranche B Borrowing Base from 7.5% to 10% of Net Orderly Liquidation Value (clauses (ii)(A) – (C) are collectively referred to herein as the “Tranche B Amendments”); and (iii) the addition of a new credit facility under the Credit Agreement pursuant to which certain Canadian Lenders agree to make available to Canadian Borrowers a first-in last-out “Tranche C” facility in an aggregate principal amount of up to $15,000,0000 (such Canadian Lenders are collectively referred to here as “Tranche C Lenders” and individually as a “Tranche C Lender”); and to make certain other changes to the Credit Agreement, in each case as set forth in the modified version of the Credit Agreement attached as Annex 1 hereto and incorporated herein by reference (the “Modified Credit Agreement”).

At the request of Borrowers, the Increasing Revolving Lenders, the Increasing Tranche B Lenders, and the Tranche C Lenders have agreed to confirm to Borrowers their Commitments to provide the loans described above (collectively, the “Modified Commitments”) in the amounts set forth in Annex 2 hereto (the “Revised Commitment Schedule”), subject to the conditions set forth herein, and with the consent of requisite Lenders, to amend the Credit Agreement as set forth in the Modified Credit Agreement attached hereto as Annex 1, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. All capitalized terms used in this Amendment (including the preamble and recitals hereto), unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement subject to the rules of construction described in Section 1.03 thereof.

2. Consent to Proposed Hercules Merger. Subject to satisfaction of the conditions precedent set forth in Section 10 hereof, Agent and the requisite Lenders hereby consent to the Proposed Hercules Merger, and acknowledge and agree that the Proposed Hercules Merger will constitute a “Permitted Acquisition” under the Credit Agreement, notwithstanding any failure by Borrowers to comply with any requirements set forth in the definition thereof.

3. Confirmation of Lenders’ Modified Commitments. Capitalized terms used in this Section, unless otherwise defined in this Amendment, shall have the meaning ascribed to such terms in the Modified Credit Agreement.

(a) Each Increasing Revolving Lender hereby confirms its Commitment to make Revolving Loans and to acquire participations in Protective Advances, Letters of Credit and Swingline Loans in the amount of each such Revolving Lender’s increased Revolving Commitments as reflected on the Revised Commitment Schedule, in each case upon satisfaction of the conditions precedent set forth in Section 10 hereof. The aggregate amount of the Canadian Revolving Lenders’ Canadian Revolving Commitments as of the Second Amendment Effective Date (as defined in Section 10 hereof) is $125,000,000.

(b) Each Tranche B Lender hereby confirms its Commitment to make Tranche B Loans to U.S. Borrowers in the amount of each such Tranche B Lender’s increased Tranche B Commitment set forth on the Revised Commitment Schedule, pursuant to the amended terms for the Tranche B Loans and Tranche B Commitments set forth in the Modified Credit Agreement, in each case upon satisfaction of the conditions precedent set forth in Section 10 hereof. The aggregate amount of all Tranche B Lenders’ Tranche B Commitments as of the Second Amendment Effective Date is $80,000,000.

(c) Each Tranche C Lender hereby confirms its Commitment to make Tranche C Loans to Canadian Borrowers in the amount of each such Tranche C Lender’s Tranche C Commitment set forth on the Revised Commitment Schedule, in each case upon satisfaction of the conditions precedent set forth in Section 10 hereof. The aggregate amount of all Tranche C Lenders’ Tranche C Commitments as of the Second Amendment Effective Date is $15,000,000.

(d) (i) No Increasing Revolving Lender shall be required to make Canadian Revolving Loans or acquire participations in Canadian Protective Advances, Canadian Letters of Credit and Canadian Swingline Loans in excess of its Canadian Revolving Commitment under the Credit Agreement as in effect prior to the Second Amendment Effective Date, (ii) no Increasing Tranche B Lender shall be required to make any Tranche B Loans in excess of its Tranche B Commitment under the Credit Agreement as in effect prior to the Second Amendment Effective Date or enter into any of the other Tranche B Amendments, and (iii) no Tranche C Lender shall be required to fund any Tranche C Loans, in each case, unless and until the conditions precedent set forth in Section 10 hereof have been satisfied and the Second Amendment Effective Date has occurred.

(e) Until the Second Amendment Effective Date, none of the Increasing Revolving Lenders’ increased Canadian Revolving Commitments, the Increasing Tranche B Lenders’ increased Tranche B Commitments, nor the Tranche C Lenders’ Tranche C Commitments shall be included in the determination of the calculation of Average Revolving Loan Utilization and Canadian Excess Availability under the Modified Credit Agreement.

4. Amendments to Credit Agreement.

(a) The Credit Agreement is, effective as of the Second Amendment Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex 1 hereto, except that any Schedule or Exhibit to the Credit Agreement not amended pursuant to the terms of this Amendment or otherwise included as part of said Annex 1 shall remain in effect without any amendment or other modification thereto.

(b) The Credit Agreement is, effective as of the Second Amendment Effective Date, hereby further amended by (i) replacing the Commitment Schedule attached thereto with the Revised Commitment Schedule, (ii) supplementing each of the other Schedules to the Credit Agreement with the disclosure set forth on the supplements to Schedules attached to this Amendment, (iii) replacing Exhibit A and Exhibit F-1 attached thereto with the attached Exhibit A and Exhibit F-1 and (iv) adding as Exhibit G-4 thereto the attached Exhibit G-4.

(c) Upon or prior to the occurrence of the Second Amendment Effective Date, Borrowers and Agent will update the form of Borrowing Base Certificate attached to the Credit Agreement as Exhibit B thereto to reflect the Tranche C Loans.

5. Ratification and Reaffirmation. Each Loan Party agrees that (i) all of its obligations, liabilities and indebtedness under each Loan Document, including guarantee obligations, shall remain in full force and effect on a continuous basis after giving effect to this Amendment and the Modified Credit Agreement; (ii) all of the Liens and security interests created and arising under such Loan Documents remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest (subject to the Intercreditor Agreement) continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment as collateral security for its obligations, liabilities and indebtedness under the Modified Credit Agreement and under its guarantees in the Loan Documents; and (iii) all Obligations under the Loan Documents are payable or guaranteed, as applicable, by each of the Loan Parties in accordance with the Modified Credit Agreement and the other Loan Documents.

6. Acknowledgments and Stipulations. Each Loan Party acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by such Loan Party are legal, valid and binding obligations of such Loan Party that are enforceable against such Loan Party in accordance with the terms thereof, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity.

7. Representations and Warranties. Each Loan Party represents and warrants to Agent and each Lender, to induce Agent and such Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof and after giving effect hereto; the execution, delivery and performance of this Amendment are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational and, if required, equityholder action of such Loan Party and this Amendment has been duly executed and delivered by such Loan Party. As of the Second Amendment Effective Date, all of the representations and warranties made by Loan Parties in the Credit Agreement and any other Loan Document are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects), except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date).

8. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

9. Loan Document. This Amendment shall be deemed to be a Loan Document.

10. Conditions Precedent to Second Amendment Effective Date. The effectiveness of (a) the consent to the Proposed Hercules Merger described in Section 2 hereof, (b) the modified Commitments of the Increasing Revolving Lenders, the Increasing Tranche B Lenders, and the Tranche C Lenders described in Section 3 hereof, (c) the Tranche B Amendments and the other amendments to the Credit Agreement contained in Section 4 hereof, and (d) the ability of (1) the Canadian Borrowers to borrow under the Canadian Revolving Commitments in excess of the Canadian Revolving Commitments available to the Canadian Borrowers immediately prior to the Second Amendment Effective Date (2) the U.S. Borrowers to borrow under the Tranche B Commitments in excess of the Tranche B Commitments available to the U.S. Borrowers immediately prior to the Second Amendment Effective Date and (3) the ability of the Canadian Borrowers to borrow Tranche C Loans (and, for the avoidance of doubt, the inclusion of such amounts in the calculation of Average Revolving Loan Utilization or Canadian Excess Availability as described in Section 3(e) above) are each subject to the satisfaction of each of the following conditions precedent on or before February 28, 2014 or such later date as may be reasonably acceptable to

Agent, the Increasing Revolving Lenders, the Increasing Tranche B Lenders, and the Tranche C Lenders, in form and substance reasonably satisfactory to Agent, unless satisfaction thereof is specifically waived in writing by Agent (the date on which Agent has confirmed that all such conditions precedent are satisfied is hereinafter referred to as the “Second Amendment Effective Date”):

(a) Agent shall have received duly executed counterparts of this Amendment by all Loan Parties and the Super Majority Lenders, each Increasing Revolving Lender, each Increasing Tranche B Lender, the Tranche B Period Super Majority Lenders, and each Tranche C Lender.

(b) There shall exist no Default or Event of Default on the Second Amendment Effective Date both before and after giving effect to this Amendment under the Modified Credit Agreement.

(c) Agent shall have received duly executed promissory notes or amended and restated promissory notes as requested by any Increasing Revolving Lender, Increasing Tranche B Lender and Tranche C Lender, which shall be in substantially the form of Exhibits G-1, G-3 or G-4, as applicable, to the Modified Credit Agreement.

(d) Agent shall have received duly executed counterparts of each of the fee letters entered into by Borrowers, Agent and the other applicable parties thereto.

(e) Agent shall have received a complete and correct copy of the Hercules Merger Agreement (as defined in the Modified Credit Agreement) and all schedules and exhibits thereto.

(f) On or prior to the consummation of the Proposed Hercules Merger, American Tire shall have received the proceeds of equity contributions to Accelerate Parent Corp. from affiliates of TPG Accelerate V, L.P. and TPG Accelerate VI Capital, L.P. and certain co-investors, in a minimum amount of $35,000,000 and maximum amount of $50,000,000 (the “Equity Contribution”) and shall have provided Agent satisfactory evidence thereof.

(g) On or prior to the consummation of the Proposed Hercules Merger, American Tire and its U.S. Subsidiaries shall have received the gross proceeds in a minimum principal amount of $225,000,000 from the issuance of additional unsecured subordinated indebtedness in the form of senior subordinated notes due 2019 (the “Supplemental Senior Subordinated Notes”).

(h) Agent shall have received duly executed counterparts of the following documents:

(i) Joinder Agreements in the form of Exhibit D to the Credit Agreement and Exhibit J to the U.S. Security Agreement (or, in the case of Hercules Canada, Exhibit H to the Canadian Security Agreement) by each of Hercules Tire, Hercules Pacific, and Hercules Canada (collectively, the “Hercules Loan Parties”), together with any applicable schedules thereto and other deliverables required pursuant to Section 5.11 of the Credit Agreement and 7.11 of the applicable Security Agreement with respect to such Hercules Loan Parties;

(ii) (A) a closing certificate of each of the Hercules Loan Parties certifying to, among other things, the certified articles of incorporation or organization of such Hercules Loan Party and the bylaws or operating agreement of such Hercules Loan Party and the consent of the board of directors of each Hercules Loan Party to the respective Joinder Agreements described in clause (i) above and (B) evidence of consent of the board of directors of each applicable Loan Party to the increase in the Canadian Revolving Commitments and the Tranche B Commitments, and the provision of the Tranche C Commitments; and

(iii) a favorable written opinion of Loan Parties’ counsel in the jurisdictions required by Agent addressed to Agent and Lenders, which shall be substantially similar to the opinion delivered on the Effective Date, opining that, among other things, this Amendment and the Modified Credit Agreement are permitted under and do not violate the Senior Secured Note Documents, the Senior Subordinated Note Documents, the Intercreditor Agreement, the definitive documentation with respect to the Supplemental Senior Subordinated Notes or any other material agreement of a Loan Party.

(i) The Agent (or its bailee), or such other Person as may be required under the Intercreditor Agreement shall have received (i) the certificates representing the shares of Equity Interests of the Hercules Loan Parties required to be pledged pursuant to the applicable Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) required to be pledged to the Agent (or its bailee) pursuant to the applicable Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

(j) The Agent shall have received with respect to each of the Hercules Loan Parties substantially simultaneously with the Second Amendment Effective Date evidence of Agent’s perfected Lien on such Person’s assets, prior in right to any other Person (other than with respect to Liens expressly permitted pursuant to the Modified Credit Agreement).

(k) Agent shall have received an updated Borrowing Base Certificate giving pro forma effect to the modified Canadian Commitments and Tranche B Loans and the Tranche C Loans, and, after giving effect to the increase in the Canadian Revolving Commitments hereunder (and assuming the Proposed Hercules Merger has occurred, and after giving effect to the Hercules Initial Borrowing Base (as defined in the Modified Credit Agreement), Excess Availability is not less than $250,000,000. For the avoidance of doubt, Excess Availability shall not include any availability under the Tranche B Borrowing Base or Tranche C Borrowing Base.

(l) Each Lender shall have received in immediately available funds the fees payable to such Lender on the Second Amendment Effective Date (including the fees described in the fee letters and in Section 12 below), and Borrowers shall have paid to Agent the fees and expenses of Agent and its legal counsel in connection with this Amendment to the extent invoices for such fees and expenses have been presented to the Company at least two (2) Business Days prior to the Second Amendment Effective Date (including the reasonable and documented expenses of legal counsel).

(m) Agent shall have received (i) the unqualified, audited consolidated balance sheets of Hercules Holdings and its consolidated subsidiaries for each of the fiscal years ending 2011, 2012, and 2013, and the related consolidated statements of income, changes in stockholders’ equity, and of cash flows of Hercules Holdings and its consolidated subsidiaries for each such fiscal year, together with the notes thereto, and (ii) the unaudited consolidated balance sheets and related consolidated statements of income, changes in stockholders’ equity, and cash flow statement of Hercules Holdings and its consolidated subsidiaries for the most recently ended fiscal month, and, in each case, Agent shall have determined that such audited financial statements are consistent with the Financial Statements delivered pursuant to (and as defined in) the Hercules Merger Agreement, and are otherwise in form and substance satisfactory to Agent.

(n) The Proposed Hercules Merger shall have been consummated substantially simultaneously with the Second Amendment Effective Date in accordance with the terms of the Hercules Merger Agreement in all material respects and without giving effect to any modifications, amendments, consents or waivers that are material and adverse to the Lenders or the Agent as reasonably determined by the Agent, without the prior consent of the Agent (such consent not to be unreasonably withheld, delayed or conditioned). The merger of Hercules Holdings with and into American Tire, with American Tire as the surviving legal entity of such merger shall occur immediately following consummation of the Hercules Merger.

11. Additional Covenant Regarding Equity Contribution. To the extent that the aggregate amount of the Equity Contribution made to American Tire on the Second Amendment Effective Date is less than $50,000,000, the Borrowers shall cause affiliates of TPG Accelerate V, L.P. and TPG Accelerate VI Capital, L.P. or certain co-investors to make an additional equity contributions to American Tire in an aggregate amount equal to the difference between the actual amount of the Equity Contribution made on the Second Amendment Effective Date and $50,000,000, and shall provide Agent satisfactory evidence thereof on or before February 21, 2014.

12. Commitment Increase Closing Fee; Expenses of Agent. The Borrowers agree to pay a commitment increase closing fee to the Agent, in an amount equal to 0.30% of the aggregate increase in the total Commitments pursuant to this Amendment and the Modified Credit Agreement, to be allocated among the Increasing Revolving Lenders, the Increasing Tranche B Lenders and the Tranche C Lenders based on the aggregate increase in each such Lender’s total Commitments. Such commitment increase closing fee shall be earned, due and payable in full on the Second Amendment Effective Date. In addition, subject to the limitations set forth in Section 10 of the Credit Agreement, the Borrowers agree to pay, on demand, all reasonable out-of-pocket costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment, the Modified Credit Agreement and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent’s outside legal counsel to the extent of its obligations under Section 9.03 of the Credit Agreement.

13. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

14. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

15. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

16. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

17. Further Assurances. The parties hereto agree to take such further actions as Agent or Borrowers shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein.

18. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

19. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

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signatures begin on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in and delivered by their respective duly authorized officers as of the date first written above.

BORROWERS:

AMERICAN TIRE DISTRIBUTORS, INC., as a U.S. Borrower

By:	/s/ J. Michael Gaither
Name:	J. Michael Gaither
Title:	Executive Vice President and General Counsel

AM-PAC TIRE DIST. INC., as a U.S. Borrower

By:	/s/ J. Michael Gaither
Name:	J. Michael Gaither
Title:	Vice President and Secretary

TRICAN TIRE DISTRIBUTORS INC. / DISTRIBUTEURS DE PNEUS TRICAN INC., as a Canadian Borrower

By:	/s/ J. Michael Gaither
Name:	J. Michael Gaither
Title:	Vice President and Secretary

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

GUARANTORS:

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.

By:	/s/ J. Michael Gaither
Name:	J. Michael Gaither
Title:	Executive Vice President and General Counsel

TIRE WHOLESALERS, INC.

By:	/s/ J. Michael Gaither
Name:	J. Michael Gaither
Title:	Vice President and Secretary

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent, a U.S. Revolving Lender and a Tranche B Lender

By:	/s/ Seth Benefield
Name:	Seth Benefield
Title:	Senior Vice President

BANK OF AMERICA, N.A., (acting through its Canada branch), as a Canadian Revolving Lender and a Tranche C Lender

By:	/s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title:	Vice President

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

WELLS FARGO CAPITAL FINANCE, LLC, as a U.S. Revolving Lender and a Tranche B Lender

By:	/s/ Michael P. Henry
Name:	Michael P. Henry
Title:	Duly Authorized Signatory

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Revolving Lender and a Tranche C Lender

By:	/s/ Domenic Cosentino
Name:	Domenic Cosentino
Title:	Vice President

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

BARCLAYS BANK PLC, as a U.S. Revolving Lender and a Canadian Revolving Lender

By:	/s/ Noam Azachi
Name:	Noam Azachi
Title:	Vice President

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

ROYAL BANK OF CANADA, as a U.S. Revolving Lender

By:	/s/ Ben Thomas
Name:	Ben Thomas
Title:	Authorized Signatory

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

ROYAL BANK OF CANADA, as a Canadian Revolving Lender

By:	/s/ Ben Thomas
Name:	Ben Thomas
Title:	Authorized Signatory

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

UBS AG, STAMFORD BRANCH, as a U.S. Revolving Lender and a Canadian Revolving Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director Banking Products Services, US

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director Banking Product Services, US

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

RBS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc., as a U.S. Revolving Lender, a Canadian Revolving Lender, a Tranche B Lender, and a Tranche C Lender

By:	/s/ Don Cmar
Name:	Don Cmar
Title:	Vice President

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

SUNTRUST BANK, as a U.S. Revolving Lender, a Canadian Revolving Lender, a Tranche B Lender, and a Tranche C Lender

By:	/s/ Stephen D. Motts
Name:	Stephen D Motts
Title:	Director

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

TD BANK, N.A., as a U.S. Revolving Lender and a Tranche B Lender

By:	/s/ Stephen A. Caffrey
Name:	Stephen A. Caffrey
Title:	Vice President

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

THE TORONTO-DOMINION BANK, as a Canadian Revolving Lender and a Tranche C Lender

By:	/s/ Michael Ho	/s/ Darcy Mack
Name:	Michael Ho	Darcy Mack
Title:	Analyst	Vice-President

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Revolving Lender and a Tranche B Lender

By:	/s/ Scot Turner
Name:	Scot Turner
Title:	Senior Vice President

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

U.S. BANK NATIONAL ASSOCIATION, Canada branch, as a Canadian Revolving Lender and a Tranche C Lender

By:	/s/ Joseph Rauhala
Name:	Joseph Rauhala
Title:	Principal Officer

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

REGIONS BANK, as a U.S. Revolving Lender and a Tranche B Lender

By:	/s/ Tom Buda
Name:	Tom Buda
Title:	VP

Second Amendment to Sixth Amended and

Restated Credit Agreement (American Tire)

Annex 1

Modified Credit Agreement

(See attached.)

Annex 2

REVISED COMMITMENT SCHEDULE

LENDER	TOTAL U.S. REVOLVING COMMITMENTS	TOTAL CANADIAN REVOLVING COMMITMENTS	TOTAL TRANCHE B COMMITMENTS	TOTAL TRANCHE C COMMITMENTS
Bank of America, N.A.	$278,000,000.00	$0	$45,000,000.00	$0

Bank of America, N.A. (acting through its Canada branch)	$0	$42,000,000.00	$0	$7,000,000.00

Wells Fargo Capital Finance, LLC	$190,000,000.00	$0	$13,000,000.00	$0

Wells Fargo Capital Finance Corporation Canada	$0	$30,000,000.00	$0	$3,500,000.00

SunTrust Bank	$120,000,000.00	$19,000,000.00	$7,000,000.00	$2,000,000.00

UBS AG, Stamford Branch	$60,000,000.00	$10,000,000.00	$0	$0

Regions Bank	$50,000,000.00	$0	$6,000,000.00	$0

U.S. Bank National Association	$37,000,000.00	$0	$3,000,000.00	$0

U.S. Bank National Association, Canada branch	$0	$6,000,000.00	$0	$1,000,000.00

RBS Business Capital	$35,000,000.00	$3,000,000.00	$3,000,000.00	$1,000,000.00

TD Bank, N.A.	$33,000,000.00	$0	$3,000,000.00	$0

The Toronto-Dominion Bank	$0	$5,000,000.00	$0	$500,000.00

Barclays Bank PLC	$28,000,000.00	$5,000,000.00	$0	$0

Royal Bank of Canada	$19,000,000.00	$0	$0	$0

Royal Bank of Canada	$0	$5,000,000.00	$0	$0

TOTAL:	$850,000,000.00	$125,000,000.00	$80,000,000.00	$15,000,000.00

SUPPLEMENTS TO EXISTING SCHEDULES TO CREDIT AGREEMENT

See attached

EXHIBIT A TO SECOND AMENDMENT

[FORM OF]

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

Assignor:

Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]1]

Borrower(s)

Agent:	Bank of America, N.A., as the administrative agent and the collateral agent under the Credit Agreement.

Credit Agreement:

The Sixth Amended and Restated Credit Agreement dated as of November 30, 2012, among American Tire Distributors, Inc., a Delaware corporation (the “Company”), American Tire Distributors Holdings, Inc., a Delaware corporation (“Holdings”), Trican Tire Distributors Inc. /

[1]	Select as applicable.

Distributeurs de Pneus Trican Inc., a corporation incorporated under the laws of Canada, each subsidiary of the Company from time to time party thereto, the Lenders parties thereto, and Bank of America, N.A., as administrative agent and collateral agent for the Lenders thereunder (the “Agent”).

Assigned Interest2:

Aggregate Amount of [Canadian][U.S.] Commitment/Loans	Amount of [Canadian][U.S.] Commitment/Loans Assigned	CUSIP
$	$
$	$
$	$

Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telecopy or facsimile transmission, or by first-class mail, shall be deemed given when sent and shall be sent as follows:

(a)	If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):

(b)	If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):

Payments hereunder shall be made by wire transfer of immediately available [Canadian][United States] Dollars as follows:

If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):

ABA No.

Account No.
Reference:

[2]	Incorporate and specify any Tranche B Commitments or Tranche C Commitments and Loans Assigned, to the extent applicable.

If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):

ABA No.

Account No.
Reference:

Effective Date:                          , 20     [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

Consented to and Accepted:

BANK OF AMERICA, N.A. as Agent

By:
Name:
Title:

[APPLICABLE ISSUING BANK],[3] as Issuing Bank

By:
Name:
Title:

[APPLICABLE ISSUING BANK] as Issuing Bank

By:
Name:
Title:

[Consented to:][4]

[AMERICAN TIRE DISTRIBUTORS, INC.]

By:
Name:
Title:

[3]	Pursuant to Section 9.04, each Applicable Issuing Bank is required to consent to an assignment under the Credit Agreement.
[4]	To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

Annex 1 to Assignment and Assumption

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

Representations and Warranties.

Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) its [Canadian][U.S.] Commitment, and the outstanding balances of its [Canadian][U.S.] Revolving Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth herein, and (iv) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

Assignee. The Assignee (a) represents and warrants that (i) it is an Eligible Assignee and has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Sections 3.04(a) and 3.04(b) or delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent, by the terms thereof, together with such powers as are reasonably incidental thereto, and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and

Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the laws of the State of New York.

2

EXHIBIT F-1 TO SECOND AMENDMENT

[FORM OF]

BORROWING REQUEST

Bank of America, N.A.,

as Agent for the Lenders referred to below,

[                    ]

Attention: [—]

[Date]5

Ladies and Gentlemen:

Reference is made to the Sixth Amended and Restated Credit Agreement dated as of November 30, 2012, among American Tire Distributors, Inc., a Delaware corporation (the “Company”), American Tire Distributors Holdings, Inc., a Delaware corporation (“Holdings”), Am-Pac Tire Dist. Inc., a California corporation, Trican Tire Distributors Inc. / Distributeurs de Pneus Trican Inc., a corporation incorporated under the laws of Canada, each subsidiary of the Company from time to time party thereto, the Lenders parties thereto, and Bank of America, N.A., as administrative agent and collateral agent for the Lenders thereunder (the “Agent”) (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein with the same meanings.

The undersigned Borrower Agent hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)	Date of Borrowing
(which shall be a Business Day)

(B)	Principal Amount of Borrowing[6]

(C)	Type of Borrowing[7]

[5]	Must be notified in writing (a) in the case of an Interest Period Loan other than a Canadian BA Rate Loan, not later than 12:00 noon, New York City time, two (2) Business Days before the date of the proposed Borrowing, (b) in the case of a Canadian BA Rate Loan, not later than 12:00 noon, Toronto, Ontario time, three (3) Business Days before the date of the proposed Borrowing, or (c) in the case of a Floating Rate Loan (including any such notice of a Floating Rate Loan to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e) of the Credit Agreement), not later than 12:00 noon, New York City time, or with respect to Canadian Prime Rate Loans or Canadian Base Rate Loans, 12:00 noon, Toronto, Ontario time, on the date of the proposed Borrowing.
[6]	Not less than an aggregate principal amount as indicated in Section 2.02(c) and in an integral multiple as indicated therein.
[7]	Specify a Floating Rate Loan or an Interest Period Loan (and if not specified, such Borrowing shall be deemed a request for (A) ABR Loans if requested for or on behalf of a U.S. Borrower, and (B) Canadian Prime Rate Loans if requested for and on behalf of a Canadian Borrower, unless the request specifies such Loans are to be denominated in Dollars in which case it shall be deemed a request for Canadian Base Rate Loans). To the extent applicable, specify if Borrowing requested is for a Tranche B Loan or a Tranche C Loan.

(D)	Currency of Borrowing[8]

(E)	Interest Period[9]

(F)	Account Number and Location

(G)	Identity of Borrower for Borrowing

The undersigned hereby certifies that s/he is a Responsible Officer of the Borrower Agent and hereby confirms that, after giving effect to the Borrowing(s) requested herein, Borrowers are in compliance with the permitted indebtedness provisions of Section 4.09(b)(i) of each of the Senior Secured Notes Indenture, the Senior Subordinated Notes Indenture and any other indenture governing the Supplemental Senior Subordinated Notes, in each case as of the date hereof.

[AMERICAN TIRE DISTRIBUTORS, INC.]

By:
Name:
Title:

[8]	If not specified, such Borrowing shall be deemed a request for (A) ABR Loans in Dollars if on behalf of a U.S. Borrower, and (B) Canadian Prime Rate Loans in Canadian Dollars if on behalf of a Canadian Borrower.
[9]	The initial Interest Period applicable to an Interest Period Loan shall be subject to the definition of “Interest Period”, and, if not specified, the Interest Period requested shall be deemed a request for an Interest Period Loan with an Interest Period of one month’s duration.

EXHIBIT G-4

[FORM OF]

TRANCHE C NOTE

$[ ]	New York, New York
[—], 20[—]

FOR VALUE RECEIVED, the undersigned, TRICAN TIRE DISTRIBUTORS INC. / DISTRIBUTEURS DE PNEUS TRICAN INC., a corporation organized under the laws of Canada, and and certain Canadian Subsidiaries that are borrowers pursuant to Section 5.11(a) of the Credit Agreement (collectively, the “Canadian Borrowers”), hereby unconditionally and jointly and severally promise to pay to [            ] (the “Tranche C Lender”) or its registered assigns, at the office of Bank of America, N.A. (the “Agent”) at 300 Galleria Parkway, Suite 800, Atlanta, Georgia 30339, on the dates and in the amounts set forth in the Sixth Amended and Restated Credit Agreement dated as of November 30, 2012 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among American Tire Distributors, Inc., a Delaware corporation (the “Company”), American Tire Distributors Holdings, Inc., a Delaware corporation (“Holdings”), Trican Tire Distributors Inc. / Distributeurs de Pneus Trican Inc., a corporation incorporated under the laws of Canada, each subsidiary of the Company from time to time party thereto, the Lenders parties thereto, and Bank of America, N.A., as administrative agent and collateral agent for the Lenders thereunder (the “Agent”), in lawful money of the United States of America in immediately available funds, the aggregate unpaid principal amount of all Tranche C Loans made by the Tranche C Lender to the Canadian Borrowers pursuant to the Credit Agreement and unconditionally and jointly and severally promise to pay interest from the date of such Tranche C Loans on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on the dates provided in the Credit Agreement. Terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Principal of and interest on this promissory note from time to time outstanding shall be due and payable as provided in the Credit Agreement. This promissory note is issued pursuant to and evidences Tranche C Loans under the Credit Agreement, to which reference is made for a statement of the rights and obligations of the Tranche C Lender and the duties and obligations of the Canadian Borrowers. The Credit Agreement contains provisions for acceleration of the maturity of this promissory note upon the happening of certain stated events, and for the borrowing, prepayment and reborrowing of amounts upon specified terms and conditions.

The holder of this promissory note is hereby authorized by the Canadian Borrowers to record on a schedule annexed to this promissory note (or on a supplemental schedule) the amounts owing with respect to Tranche C Loans, and the payment thereof. Failure to make any notation, however, shall not affect the rights of the holder of this promissory note or any obligations of the Canadian Borrowers hereunder or under any other Loan Documents.

Time is of the essence of this promissory note. Each Canadian Borrower and all endorsers, sureties and guarantors of this promissory note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this promissory note, diligence in collecting, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this promissory note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity. The Canadian Borrowers jointly and severally agree to pay, and to save the holder of this promissory note harmless against, any liability for the payment of all costs and expenses (including without limitation reasonable attorneys’ fees) if this promissory note is collected by or through an attorney-at-law.

In no contingency or event whatsoever shall the amount paid or agreed to be paid to the holder of this promissory note for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permitted under applicable law. If any such excess amount is inadvertently paid by the Canadian Borrowers or inadvertently received by the holder of this promissory note, such excess shall be returned to the Canadian Borrowers or credited as a payment of principal, in accordance with the Credit Agreement. It is the intent hereof that the Canadian Borrowers not pay or contract to pay, and that holder of this promissory note not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Canadian Borrowers under applicable law.

THIS PROMISSORY NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

TRICAN TIRE DISTRIBUTORS INC. / DISTRIBUTEURS DE PNEUS TRICAN INC., as a Canadian Borrower

By:
Name:
Title:

[ ], as a Canadian Borrower

By:
Name:
Title: